Applied Therapeutics Announces Corporate Updates

NEW YORK, November 20, 2025 – Applied Therapeutics, Inc. (Nasdaq: APLT) (the “Company”), a clinical-stage biopharmaceutical company dedicated to creating transformative treatments for rare diseases, today announced that Applied Therapeutics’ Board of Directors (the “Board”) has initiated a process to explore strategic alternatives for the Company.

The Board intends to evaluate a broad range of opportunities to maximize shareholder value. Strategic alternatives under consideration may include, but are not limited to, mergers, acquisitions, partnerships, joint ventures, licensing arrangements or other strategic transactions.

The Board is committed to acting in the best interests of all stockholders. Consistent with its fiduciary duties and responsibilities, the Board will, in consultation with its financial and legal advisors, carefully evaluate and consider all options. The Company has not set a timetable for completion of the process for evaluating strategic alternatives. The Company does not intend to make any further public comment regarding the strategic review process unless and until it determines that further disclosure is appropriate or necessary. There is no assurance that this strategic review will result in a transaction or any other particular outcome.

In connection with the evaluation of strategic alternatives, the Company is reducing the Company’s workforce by approximately 46%, in addition to other cost-containment and cash conservation measures.

“Our commitment to bringing govorestat to patients with rare diseases remains unwavering. To further advance this mission while maximizing value for shareholders, the Board has initiated a process to explore strategic alternatives designed to preserve our cash runway and ensure that we pursue the optimal path forward for all stakeholders. I want to sincerely thank our dedicated employees for their commitment to Applied, govorestat, patients and caregivers,” said Les Funtleyder, interim CEO and CFO of Applied Therapeutics.

Regulatory Update

As previously announced, the Company completed a Type C meeting with the United States Food and Drug Administration (FDA) regarding govorestat for the treatment of Charcot-Marie-Tooth Sorbitol Dehydrogenase (SORD) Deficiency (CMT-SORD) in the third quarter of 2025. The Company is evaluating the official Type C meeting minutes and post-meeting written correspondence and expects to submit a request for an additional Type C meeting with the FDA with the intent of further discussing a potential Phase 3 trial design.

Additionally, the Company recently accepted written feedback from the FDA in connection with its planned meeting on the body of govorestat data submitted by the Company for Classic Galactosemia. The Company is evaluating the feedback with its advisors as it assesses next steps for the development of govorestat for the treatment of Classic Galactosemia. The Company may pursue additional discussions with the FDA regarding a potential Phase 3 trial design at a later date.

About Applied Therapeutics

Applied Therapeutics is a clinical-stage biopharmaceutical company committed to the development of novel drug candidates against validated molecular targets in rare diseases. The Company’s lead drug candidate, govorestat, is a novel central nervous system (CNS) penetrant Aldose Reductase Inhibitor (ARI) for the treatment of CNS rare metabolic diseases, including Classic Galactosemia, Charcot-Marie-Tooth Sorbitol Dehydrogenase Deficiency (CMT-SORD) and phosphomannomutase 2 congenital disorder of glycosylation (PMM2-CDG). To learn more, please visit www.appliedtherapeutics.com and follow the company on X at @Applied_Tx.

Forward-Looking Statements

This press release contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, included in this press release regarding the strategy, future operations, prospects, plans and objectives of management, including words such as “may,” “will,” “expect,” “anticipate,” “plan,” “intend,” “predicts” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are forward-looking statements. These include, without limitation, statements regarding (i) the Company’s business, plans and outlook, (ii) our plans to explore strategic alternatives, including the timing and terms of any potential transaction, and our ability to identify a suitable third party and complete a transaction on acceptable terms, or at all, (iii) our plans to implement a corporate restructuring and workforce reduction, including the timing and scope of these events, and our ability to reduce cash burn as a result of these events, and (iv) expectations about the clinical development, regulatory strategy and commercialization of govorestat, including the potential for an NDA submission in CMT-SORD and potential eligibility for accelerated approval pathway, the timing and outcome of the upcoming meetings and other interactions with the FDA, the timing, design and readouts of our ongoing and clinical trials, including the potential Phase 3 trial in CMT-SORD and any other additional studies or trials that may be required by the FDA, and our development plans in Classic Galactosemia. Forward-looking statements in this release involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, and we, therefore cannot assure you that our plans, intentions, expectations or strategies will be attained or achieved.

Such risks and uncertainties include, without limitation, (i) our plans to pursue a strategic transaction and whether any transaction, if pursued, will be completed on attractive terms; (ii) our plans to develop, market and commercialize our product candidates, (iii) the initiation, timing, progress and results of our current and future preclinical studies and clinical trials and our research and development programs, (iv) our ability to take advantage of expedited regulatory pathways for any of our product candidates, (v) our estimates regarding expenses, future revenue, capital requirements and needs for additional financing, (vi) our ability to successfully acquire or license additional product candidates on reasonable terms and advance product candidates into, and successfully complete, clinical studies, (vii) our ability to maintain and establish collaborations or obtain additional funding, (viii) our ability to obtain and timing of regulatory approval of our current and future product candidates, (ix) the anticipated indications for our product candidates, if approved, (x) our expectations regarding the potential market size and the rate and degree of market acceptance of such product candidates, (xi) our ability to fund our working capital requirements and expectations regarding the sufficiency of our capital resources, including following our corporate restructuring, (xii) the implementation of our business model and strategic plans for our business and product candidates, (xiii) our intellectual property position and the duration of our patent rights, (xiv) developments or disputes concerning our intellectual property or other proprietary rights, (xv) our expectations regarding government and third-party payor coverage and reimbursement, (xvi) our ability to compete in the markets we serve, (xvii) the impact of government laws and regulations and liabilities thereunder, (xviii) developments relating to our competitors and our industry, (xix) our ability to achieve the anticipated benefits from the agreements entered into in connection with our partnership with Advanz Pharma and (xx) other factors that may impact our financial results. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur at all. Factors that may cause actual results to differ from those expressed or implied in the forward-looking statements in this press release are discussed in our filings with the U.S. Securities and Exchange Commission, including those described in the “Risk Factors” section contained therein. Except as otherwise required by law, we disclaim any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events or circumstances or otherwise.

Contacts

Investors:

Julie Seidel / Andrew Vulis

(212) 600-1902

appliedtherapeutics@argotpartners.com

Media:

media@appliedtherapeutics.com